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                          SUPPLEMENT DATED MAY 6, 2004
                                     TO THE
                        PROSPECTUS DATED APRIL 30, 2004,

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

     The Prospectus is hereby supplemented as follows:

     The Fund's Board of Trustees recently approved changes to the Fund's primary investment policy and the Fund's name which will become effective on or about July 6, 2004.

     The Fund's new primary investment policy provides that the Fund will invest primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade quality corporate bonds, mortgage-related securities or mortgage-backed securities, asset-backed securities and certain other debt obligations. In broadening the focus of available investments, the Fund is eliminating its existing primary investment policy that requires investing at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This change in the Fund's primary investment policy is expected to result in more of the Fund's assets being allocated to investment grade corporate debt obligations, asset-backed securities and mortgage-backed securities. The Fund is not changing its investment objective, and the Fund will continue to invest primarily in securities with a shorter duration (seeking a portfolio duration of six months to five years).

     In connection with this change in policy, the Fund's Board of Trustees has approved changing the Fund's name to Van Kampen Limited Duration Fund.

     Consistent with these changes, the Fund's Board of Trustees has approved changing the Fund's benchmark from the Merrill Lynch 1-3 Year Treasury Index and Lehman Brothers 1 to 2 Year U.S. Government Index to the Lehman Brothers 1-5 Year Government/Credit Index.

     Consistent with representations made in the Fund's existing prospectus, the Fund's Board of Trustees is providing notice of the investment policy change and name change prior to implementation of these changes. Shareholders should consider whether the Fund remains an appropriate investment in light of these changes.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   LTMG SPT 5/04
                                                                    65051 SPT-01